UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2015

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Impac Mortgage Holdings, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 3, 2015 (the “Original 8-K”) reporting the consummation of the Company’s acquisition (the “acquisition”) of substantially all the assets and the assumption of certain liabilities of the residential mortgage operations of CashCall, Inc. (“CashCall”). This Amendment is being filed for the purpose of including the historical audited and unaudited financial statements of CashCall and the pro forma financial information required by Items 9.01 of Form 8-K, which financial statements and unaudited pro forma information are filed as exhibits hereto. Except for the foregoing, this Amendment effects no other changes to the Original 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited financial statements of CashCall as of and for the years ended December 31, 2014 and December 31, 2013 are attached as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)                            Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and CashCall as of and for the year ended December 31, 2014  reflecting, on a pro forma basis, the transaction between the Company and CashCall, are attached as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1*

Asset Purchase Agreement dated January 6, 2015 among Impac Mortgage Holdings, Inc, Impac Mortgage Corp and CashCall, Inc. Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedules or exhibits to the SEC upon request.

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP
99.1*	Transcript from March 31, 2015 earnings conference call.
99.2	Audited financial statements of CashCall, Inc. as of and for the years ended December 31, 2014 and December 31, 2013
99.3	Unaudited pro forma financial information as of and for the year ended December 31, 2014.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: May 11, 2015

	By:	/s/ Ron Morrison
	Name:	Ron Morrison
	Title:	EVP and General Counsel

Exhibit Index

Exhibit Number	Description
2.1*

Asset Purchase Agreement dated January 6, 2015 among Impac Mortgage Holdings, Inc, Impac Mortgage Corp and CashCall, Inc. Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedules or exhibits to the SEC upon request.

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP
99.1*	Transcript from March 31, 2015 earnings conference call.
99.2	Audited financial statements of CashCall, Inc. as of and for the years ended December 31, 2014 and December 31, 2013
99.3	Unaudited pro forma financial information as of and for the year ended December 31, 2014.

* Previously filed.